                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 23, 2003
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)

                              Datatec Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                        000-20688              94-2914253
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  (State or Other Jurisdiction        (Commission            (IRS Employer
  of Incorporation)                   File Number)           Identification No.)

23 Madison Road, Fairfield, New Jersey                          07004
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (973) 808-4000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events and Required FD Disclosure.
                        ---------------------------------------

            On April 23, 2003,  Datatec Systems,  Inc. (the "Company)  announced that it raised  gross  proceeds  of $5.0  million  in a private  placement  (the
"Offering")  of 2 million  units  comprised  of two shares of its common  stock,
$.001 par value per share (the "Common  Stock"),  and one Common Stock  purchase warrant (the  "Warrant").  Upon closing and excluding the shares of Common Stock underlying the Warrants, the Company will have approximately 40.7 million shares of Common Stock outstanding.  The Warrants will have an exercise price of $1.625 and expire  four years  from  closing.  The  Company  has also  agreed to file a registration  statement  for the resale of these  shares of Common Stock and the shares underlying the Warrants,  and to use its commercially  reasonable efforts to cause the registration  statement to be declared  effective within 90 days of the closing.  The Company  intends to use the net  proceeds for working  capital purposes  and to repay  its $0.9  million  term loan with IBM  Credit  LLC.  The placement  agent for the Offering was Fahnestock & Co. Inc.  ("Fahnestock").  As
part of its fee for the  Offering,  the  Company  issued  480,000  Common  Stock warrants to Fahnestock with an exercise price of $1.75 and an expiration date of
April 23, 2007 (the "Fahnestock Warrants").

            In addition the Company  recently entered into a letter of intent to acquire a call  center.  In  calendar  year 2002,  this  entity had  revenues of approximately  US$2.0  million.  The purchase price for 100% of the  outstanding equity of this call center would  consist of (i) such number of shares of Common
Stock of the  Company  as would  equal  the  greater  of (a)  1,182,500,  or (b)
(1,182,500  x  $1.78)  divided  by the  five-day  average  closing  price of the
Company's  Common  Stock,  (ii)  warrants  to  purchase  200,000  shares  of the
Company's Common Stock, and (iii) the ability to earn certain  additional shares of  Common  Stock  based  on  revenues  achieved  in each of 2003 and  2004.  No assurance can be given that a definitive  agreement will be entered into or that a transaction will be consummated.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         Exhibits
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                        Exhibit No.     Exhibits
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                         10.1           Form of  Securities  Purchase  Agreement
                                        made between Datatec  Systems,  Inc. and
                                        the  undersigned  prospective  purchaser
                                        dated April 23, 2003.

                         10.2           Form of Common  Stock  Purchase  Warrant
                                        Certificate to purchase shares of Common
                                        Stock of  Datatec  Systems,  Inc.  dated
                                        April 23, 2003.

                         10.3           Form of Common  Stock  Purchase  Warrant
                                        Certificate to purchase shares of Common
                                        Stock of  Datatec  Systems,  Inc.  dated
                                        April 23,  2003 issued to  Fahnestock  &
                                        Co. Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DATATEC SYSTEMS, INC.

Dated: April 23, 2003                By:   /s/ Isaac J. Gaon
                                           ------------------------------------
                                           Name:  Isaac J. Gaon
                                           Title: Chief Executive Officer